Exhibit 99.1

● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 3Q21 GAAP EPS of $0.81 and Record Core EPS of $0.88 Record Net Interest Income, Loan Pipeline, and Core EPS

UNIONDALE, N.Y., October 26, 2021 (GLOBE NEWSWIRE) - The Company reported third quarter 2021 GAAP EPS of $0.81, up 62.0% YoY, ROAA of 1.26% and ROAE of 15.42%. For the period, Core EPS of $0.88 increased 57.1% YoY with ROAA of 1.38% and ROAE of 16.88%. The strong results were from the successful implementation of our business strategy resulting in the sixth consecutive quarter of record net interest income, a record loan pipeline, and the second consecutive quarter of record core earnings.

“Loans, excluding SBA Payment Protection Program (“PPP”), were flat QoQ but increased 12% YoY. The Company’s loan pipeline increased 35% YoY and 23% QoQ to record levels as the metro New York City economy continues to normalize. Additionally, there have been eight announced or recently closed bank mergers in the Long Island market. The market has $328 billion of deposits and 18% or $60 billion involve a merger participant. As a leading community bank in this market, Flushing Bank is poised to benefit from merger disruption. The combination of an improving economy, broad based and record loan pipelines, and merger disruption should lead to positive loan growth into 2022.”

- John R. Buran, President and CEO

Sixth Consecutive Quarter of Record Net Interest Income; Favorable Outlook. Net interest income of $63.4 million increased 27% YoY and 4% QoQ. NIM expanded 20 bps to 3.34% from 3.14% in 2Q21, while Core NIM increased by 13 bps to 3.27% during the same period. NIM expansion was the result of cost of funds declining 4 bps, while asset yields increased 15 bps, with 8 bps due to the change in hedge fair values, increased purchase accounting accretion, and net prepayment penalty income. The funding mix improved with core deposits totaling 84% of average deposits and average borrowings declined 37% YoY. Weighted average rate on loan closings (ex PPP) rose 13 bps QoQ and the steeper yield curve should have a positive impact on net interest income over time.

Capital Target Achieved; Share Repurchase Activity Resumes. Following the closing of the Empire acquisition approximately one year ago, the Company announced the goal of a TCE ratio of 8% or better by the end of 2021. This target was achieved during 3Q21 even as the Company repurchased 285,643 shares of common stock at an average price of $22.42 per share. Our capital priorities remain to 1) profitabily grow the balance sheet, 2) return dividends to shareholders, and 3) opportunistically repurchase shares.

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Key Financial Metrics[1]

	3Q21	2Q21	1Q21	4Q20	3Q20
GAAP:
EPS	$0.81	$0.61	$0.60	$0.11	$0.50
ROAA (%)	1.26	0.93	0.93	0.18	0.81
ROAE (%)	15.42	11.95	12.29	2.27	9.94
NIM FTE (%)	3.34	3.14	3.18	3.08	3.00
Core:
EPS	$0.88	$0.73	$0.54	$0.58	$0.56
ROAA (%)	1.38	1.11	0.83	0.92	0.91
ROAE (%)	16.88	14.27	10.96	11.67	11.22
Core NIM FTE (%)	3.27	3.14	3.06	3.03	2.98
Efficiency Ratio (%)	52.3	53.4	58.6	57.6	55.4
Credit Quality:
NPAs/Loans&REO (%)	0.31	0.26	0.31	0.31	0.42
LLRs/Loans (%)	0.55	0.64	0.67	0.67	0.65
LLRs/NPLs (%)	179.86	242.55	212.87	214.27	154.66
NCOs/Avg Loans (%)	(0.04)	0.05	0.17	0.04	0.06
Balance Sheet:
Avg Loans ($B)	$6.6	$6.7	$6.7	$6.4	$5.9
Avg Dep ($B)	$6.4	$6.5	$6.3	$5.5	$5.0
Book Value/Share	$21.78	$21.16	$20.65	$20.11	$20.78
Tangible BV/Share	$21.13	$20.51	$19.99	$19.45	$20.22
TCE/TA (%)	8.04	7.80	7.60	7.52	8.10

1 See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

3Q21 Highlights
●
Record net interest income up 3.8% QoQ and 26.9% YoY to $63.4 million, due to a decrease in funding costs and an increase in asset yields from an increase in hedge fair values, purchase accounting accretion, and net prepayment penalty income; core net interest income was up 1.5% QoQ and 24.9% YoY to $62.1 million
●
Net interest margin FTE increased 20 bps QoQ and 34 bps YoY to 3.34%, and core net interest margin FTE was up 13 bps QoQ and 29 bps YoY to 3.27%; Core NIM expansion QoQ primarily was due to an improvement in funding costs and a change in balance sheet mix
●
Period end loans, excluding PPP, were flat QoQ but increased 11.6% YoY; loan closings were $243.9 million in 3Q21, down  24.8% QoQ but up 56.8% YoY
●
Average deposits declined 1.6% QoQ, but increased 28.2% YoY to $6.4 billion, with core deposits 84% of total average deposits
●
Loan pipeline increased 34.7% YoY to a record $530.7 million
●
Benefit for credit losses was $6.9 million due to a better economic outlook, strong LTVs, and improving credit metrics; net recoveries were $0.6 million or 4 bps of average loans in 3Q21
●
NPAs increased 14.9% QoQ to $20.2 million, but down 18.6% YoY; criticized and classified assets were down 0.4% QoQ to  $68.9 million (representing 1.04% of loans)
●
Tangible Common Equity to Tangible Assets improved to 8.04% from 7.80% in 2Q21
●
Repurchased 285,643 shares at an average price of $22.42; dividends and share repurchases were 51.2% of  net income in 3Q21

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Income Statement Highlights

						Y/Y	Q/Q
($000s, except EPS)	3Q21	2Q21	1Q21	4Q20	3Q20	Change	Change

Net Interest Income	$63,364	$61,039	$60,892	$55,732	$49,924	26.9%	3.8%
(Benefit) Provision for Credit Losses	(6,927)	(1,598)	2,820	3,862	2,470	(380.4)	333.5
Non-interest Income (Loss)	866	(3,210)	6,311	(1,181)	1,351	(35.9)	(127.0)
Non-interest Expense	36,345	34,011	38,159	46,811	29,985	21.2	6.9
Income Before Income Taxes	34,812	25,416	26,224	3,878	18,820	85.0	37.0
Provision for Income Taxes	9,399	6,158	7,185	417	4,489	109.4	52.6
Net Income	$25,413	$19,258	$19,039	$3,461	$14,331	77.3	32.0
Diluted EPS	$0.81	$0.61	$0.60	$0.11	$0.50	62.0	32.8
Avg. Diluted Shares (000s)	31,567	31,677	31,604	30,603	28,874	9.3	(0.3)

Core Net Income[1]	$27,829	$22,994	$16,973	$17,784	$16,168	72.1	21.0
Core EPS[1]	$0.88	$0.73	$0.54	$0.58	$0.56	57.1	20.5

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income totaled $63.4 million in 3Q21 (an increase of 26.9% YoY and 3.8% QoQ), $61.0 million in 2Q21, $60.9 million in 1Q21, $55.7 million in 4Q20, and $49.9 million in 3Q20.

●	Net interest margin, FTE (“NIM”) of 3.34%, increased 34 bps YoY and 20 bps QoQ; PPP loans caused a 2 bps positive impact on the NIM in 3Q21, neutral impact in 2Q21, and a drag of 4 bps in 1Q21, 3 bps in 4Q20, and 2 bps in 3Q20
●	Prepayment penalty income from loans and securities, net reversals and recoveries of interest from non-accrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $3.4 million or 19 bps to the NIM compared to $1.9 million (10 bps) in 2Q21, $3.3 million (17 bps) in 1Q21, $2.1 million (11 bps) in 4Q20, and $1.7 million (11 bps) in 3Q20, respectively
●	Excluding the items in the previous bullet, net interest margin was 3.15% in 3Q21 compared to 3.04% in 2Q21, 3.01% in 1Q21, 2.97% in 4Q20, and 2.89% in 3Q20, or an increase of 26 bps YoY and 11 bps QoQ
●	Net PPP loan fees were $1.3 million in 3Q21, $1.2 million in 2Q21, $0.5 million in 1Q21, $0.4 million in 4Q20, and $0.2 million in 3Q20

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

The Company recorded a benefit for credit losses of $6.9 million in 3Q21 compared to $1.6 million in 2Q21, and provisions for credit losses of $2.8 million in 1Q21, $3.9 million in 4Q20, and $2.5 million in 3Q20.

●	3Q21 benefit for credit losses ($0.16 per share, net of tax) was driven by the improving economic outlook supported by the low LTVs in the real estate portfolio and low inherent risk in the total portfolio
●	Net charge-offs (recoveries) were $(0.6) million in 3Q21 ((4) bps of average loans), $0.9 million in 2Q21 (5 bps), $2.9 million in 1Q21 (17 bps), $0.6 million in 4Q20 (4 bps), and $0.8 million in 3Q20 (6 bps)

Non-interest income (loss) was $0.9 million in 3Q21, $(3.2) million in 2Q21, $6.3 million in 1Q21, $(1.2) million in 4Q20 and $1.4 million in in 3Q20.

●	Non-interest income included net gains (losses) from fair value adjustments of $(2.3) million in 3Q21 $(0.05) per share, net of tax, $(6.5) million $(0.15) per share, net of tax in 2Q21, $1.0 million $0.02 per share, net of tax in 1Q21, $(4.1) million $(0.11) per share, net of tax in 4Q20, and $(2.2) million $(0.06) per share, net of tax in 3Q20
●	Absent all above items and other immaterial adjustments, core non-interest income was $3.2 million in 3Q21, down 11.5% YoY, and 1.6% QoQ

Non-interest expense totaled $36.3 million in 3Q21 (an increase of 21.2% YoY and 6.9% QoQ), compared to $34.0 million in 2Q21, $38.2 million in 1Q21, $46.8 million in 4Q20, and $30.0 million in 3Q20.

●	3Q21 non-interest expense includes $2.1 million of pre-tax merger charges ($0.05 per share, net of tax)
●	2Q21 non-interest expense includes $0.5 million of pre-tax merger benefits primarily related to a refund received from a data processing vendor ($(0.01) per share, net of tax)
●	1Q21 non-interest expense includes $1.0 million of pre-tax merger charges ($0.02 per share, net of tax); 1Q21 includes $3.3 million of seasonal compensation expense
●	4Q20 non-interest expense includes $5.3 million pre-tax merger charges ($0.14 per share, net of tax) and $7.8 million pre-tax debt prepayment penalties ($0.20 per share, net of tax)
●	3Q20 non-interest expense includes merger charges of $0.4 million ($0.01 per share, net of tax)
●	Excluding the above items and other immaterial adjustments, core operating expenses were $34.1 million in 3Q21, up 15.4% YoY, but down 0.7% QoQ
●	The efficiency ratio was 52.3% in 3Q21, 53.4% in 2Q21, 58.6% in 1Q21, 57.6% in 4Q20, and 55.4% in 3Q20

The provision for income taxes was $9.4 million in 3Q21, compared to $6.2 million in 2Q21, $7.2 million in 1Q21, $0.4 million in 4Q20, and $4.5 million in 3Q20.

●	The effective tax rate was 27.0% in 3Q21, 24.2% in 2Q21, 27.4% in 1Q21, 10.8% in 4Q20, and 23.9% in 3Q20
●	The 2Q21 effective tax rate includes $0.8 million benefit from a state tax rate change; absent this benefit the effective tax rate would have been 27.2%

Balance Sheet, Credit Quality, and Capital Highlights

						Y/Y		Q/Q
($000s, except per share data)	3Q21	2Q21	1Q21	4Q20	3Q20	Change		Change
Average Loans And Deposits
Loans	$6,633	$6,687	$6,700	$6,376	$5,904	12.3%		(0.8)%
Deposits	6,408	6,511	6,285	5,515	4,999	28.2		(1.6)

Credit Quality
Nonperforming Loans	$20,217	$17,592	$21,186	$21,073	$24,792	(18.5)%		14.9%
Nonperforming Assets	20,217	17,592	21,221	21,108	24,827	(18.6)		14.9
Criticized and Classified Assets	68,913	69,161	63,130	71,691	42,181	63.4		(0.4)
Allowance for Credit Losses/Loans (%)	0.55	0.64	0.67	0.67	0.65	(10)	bps	(9)	bps

Capital
Book Value/Share	$21.78	$21.16	$20.65	$20.11	$20.78	4.8%		2.9%
Tangible Book Value/Share	21.13	20.51	19.99	19.45	20.22	4.5		3.0
Tang. Common Equity/Tang. Assets (%)	8.04	7.80	7.60	7.52	8.10	(6)	bps	24	bps
Leverage Ratio (%)	8.83	8.50	8.44	8.38	9.03	(20)		33

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Average loans were $6.6 billion, an increase of 12.4% YoY, but a decline of 0.8% QoQ.

●	Total loan closings were $243.9 million in 3Q21, $324.4 million in 2Q21, $322.9 million in 1Q21, $316.0 million in 4Q20, and $155.6 million in 3Q20
●	The loan pipeline increased to a record $530.7 million at September 30, 2021, up 34.7% YoY and 22.7% QoQ
●	PPP loans were $130.8 million at 3Q21, $197.3 million at 2Q21, $251.0 million at 1Q21, $151.9 million at 4Q20, and $111.6 million at 3Q20; forgiven PPP loans were $66.5 million in 3Q21, $69.2 million in 2Q21 and $24.1 million in 1Q21; unamortized net PPP fees were $3.2 million at September 30, 2021
●	Period end loans, excluding PPP loans, totaled $6.5 billion, up 11.6% YoY and flat QoQ

Average Deposits totaled $6.4 billion, increasing 28.2% YoY, but down 1.6% QoQ.

●	Average core deposits (non-CD deposits) increased to 83.8% of total average deposits (including escrow deposits) in 3Q21, compared to 77.9% a year ago
●	Average non-interest bearing deposits increased 58.3% YoY and 1.1% QoQ and comprised 14.6% of total average deposits (including escrow deposits) in 3Q21 compared to 11.8% a year ago

Credit Quality; Non-performing loans totaled $20.2 million in 3Q21, $17.6 million in 2Q21, $21.2 million in 1Q21, $21.1 million in 4Q20 and $24.8 million in 3Q20.

●	Non-performing assets totaled $20.2 million, down 18.6% YoY, but up 14.9% QoQ
●	Criticized and classified assets totaled $68.9 million in 3Q21 (104 bps of loans), $69.2 million at 2Q21 (103 bps), $63.1 million at 1Q21 (94 bps), $71.7 million at 4Q20 (107 bps), and $42.2 million at 3Q20 (71 bps)
●	Loans classified as troubled debt restructured (TDR) totaled $13.1 million compared to $15.5 million in 2Q21 and $5.1 million a year ago
●	Active COVID-19 forbearances totaled 38 loans with a principal balance of $162.0 million at September 30, 2021, with $121.8 million making interest payments and only $40.2 million (0.6% of loans) with full payment deferrals; over 57% of the forbearances are scheduled to exit forbearance by year end 2021
●	Over 87% of gross loans are collateralized by real estate and these loans have an average loan-to-value ratio of <38% as of September 30, 2021
●	Allowance for credit losses were 0.55% of loans at 3Q21 compared to 0.64% at 2Q21 and 0.65% a year ago
●	Allowance for credit losses were 179.9% of nonperforming loans at 3Q21 compared to 154.7% a year ago

Capital; Book value per common share increased to $21.78 at 3Q21 compared to $21.16 at 2Q21, $20.65 at 1Q21, $20.11 at 4Q20, and $20.78 at 3Q20; tangible book value per common share, a non-GAAP measure, was $21.13 at 3Q21, $20.51 at 2Q21, $19.99 at 1Q21, $19.45 in 4Q20, and $20.22 in 3Q20.

●	The Company paid a dividend of $0.21 per share in 3Q21
●	285,643 shares were repurchased at an average price of $22.42 in 3Q21
●	As of the end of 3Q21, 999,163 shares remain subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 8.04% at 3Q21 compared to 8.10% a year ago
●	The Company and the Bank remain well capitalized under all applicable regulatory requirements
●	The leverage ratio was 8.83% in 3Q21 versus 9.03% in 3Q20

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information And Fourth Quarter Earnings Release Date

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, will host a conference call on Wednesday, October 27, 2021, at 9:30 AM (ET) to discuss the Company’s third quarter 2021 results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://services.choruscall.com/links/ffic211027.html
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 10151674
●	The conference call will be simultaneously webcast and archived through October 27, 2022

Fourth Quarter 2021 Earnings Release Date:

The Company plans to release Fourth Quarter 2021 and full year 2021 financial results after the market close on January 27, 2022; followed by a conference call at 9:30 AM (ET) on January 28, 2022.

A detailed announcement will be issued prior to the fourth quarter’s close confirming the date and time of the earnings release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, a New York State-chartered commercial bank insured by the Federal Deposit Insurance Corporation. The Bank serves consumers, businesses, professionals, corporate clients, and public entities by offering a full complement of deposit, loan, equipment finance, and cash management services through its banking offices located in Queens, Brooklyn, Manhattan, and on Long Island. As a leader in real estate lending, the Bank’s experienced lending team creates mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. Flushing Bank is an Equal Housing Lender. The Bank also operates an online banking division consisting of iGObanking.com®, which offers competitively priced deposit products to consumers nationwide, and BankPurely®, an eco-friendly, healthier lifestyle community brand.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at http://www.flushingbank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.flushingbank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

Tag: FF

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the nine months ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
(Dollars in thousands, except per share data)	2021		2021		2021		2020		2020		2021		2020
Performance Ratios (1)
Return on average assets	1.26%		0.93%		0.93%		0.18%		0.81%		1.04%		0.58%
Return on average equity	15.42		11.95		12.29		2.27		9.94		13.24		7.30
Yield on average interest-earning assets (2)	3.84		3.69		3.77		3.82		3.84		3.77		3.88
Cost of average interest-bearing liabilities	0.61		0.66		0.69		0.86		0.98		0.65		1.27
Cost of funds	0.53		0.57		0.61		0.77		0.89		0.57		1.16
Net interest rate spread during period (2)	3.23		3.03		3.08		2.96		2.86		3.12		2.61
Net interest margin (2)	3.34		3.14		3.18		3.08		3.00		3.22		2.77
Non-interest expense to average assets	1.80		1.65		1.87		2.43		1.69		1.77		1.70
Efficiency ratio (3)	52.28		53.38		58.58		57.56		55.37		54.72		59.12
Average interest-earning assets to average interest-bearing liabilities	1.21	X	1.19	X	1.18	X	1.17	X	1.16	X	1.19	X	1.15	X

Average Balances
Total loans, net	$6,633,301		$6,686,888		$6,700,476		$6,375,516		$5,904,051		$6,673,309		$5,881,858
Total interest-earning assets	7,608,317		7,790,174		7,667,217		7,243,472		6,675,896		7,688,354		6,734,979
Total assets	8,072,918		8,263,553		8,147,714		7,705,407		7,083,028		8,161,121		7,131,850
Total due to depositors	5,406,423		5,495,936		5,363,647		4,708,760		4,353,560		5,422,158		4,442,202
Total interest-bearing liabilities	6,310,859		6,532,891		6,477,871		6,169,574		5,731,899		6,439,928		5,865,045
Stockholders' equity	659,288		644,690		619,647		609,463		576,512		641,354		570,198

Per Share Data
Book value per common share (4)	$21.78		$21.16		$20.65		$20.11		$20.78		$21.78		$20.78
Tangible book value per common share (5)	$21.13		$20.51		$19.99		$19.45		$20.22		$21.13		$20.22

Stockholders' Equity
Stockholders' equity	$668,096		$655,167		$639,201		$618,997		$586,406		$668,096		$586,406
Tangible stockholders' equity	648,039		634,959		618,839		598,476		570,571		648,039		570,571

Consolidated Regulatory Capital Ratios
Tier 1 capital	$711,276		$697,591		$679,343		$662,987		$630,380		$711,276		$630,380
Common equity Tier 1 capital	661,340		649,367		636,071		621,247		593,344		661,340		593,344
Total risk-based capital	832,255		823,494		806,922		794,034		740,499		832,255		740,499
Risk Weighted Assets	6,194,207		6,344,076		6,281,136		6,287,598		5,381,938		6,194,207		5,381,938

Tier 1 leverage capital (well capitalized = 5%)	8.83%		8.50%		8.44%		8.38%		9.03%		8.83%		9.03%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.68		10.24		10.13		9.88		11.02		10.68		11.02
Tier 1 risk-based capital (well capitalized = 8.0%)	11.48		11.00		10.82		10.54		11.71		11.48		11.71
Total risk-based capital (well capitalized = 10.0%)	13.44		12.98		12.85		12.63		13.76		13.44		13.76

Capital Ratios
Average equity to average assets	8.17%		7.80%		7.61%		7.91%		8.14%		7.86%		8.00%
Equity to total assets	8.27		8.03		7.83		7.76		8.30		8.27		8.30
Tangible common equity to tangible assets (6)	8.04		7.80		7.60		7.52		8.10		8.04		8.10

Asset Quality
Non-accrual loans (7)	$18,292		$17,391		$18,604		$18,325		$24,792		$18,292		$24,792
Non-performing loans	20,217		17,592		21,186		21,073		24,792		20,217		24,792
Non-performing assets	20,217		17,592		21,221		21,108		24,827		20,217		24,827
Net charge-offs (recoveries)	(619)		902		2,865		646		837		3,148		2,993

Asset Quality Ratios
Non-performing loans to gross loans	0.31%		0.26%		0.31%		0.31%		0.42%		0.31%		0.42%
Non-performing assets to total assets	0.25		0.22		0.26		0.26		0.35		0.25		0.35
Allowance for loan losses to gross loans	0.55		0.64		0.67		0.67		0.65		0.55		0.65
Allowance for loan losses to non-performing assets	179.86		242.55		212.52		213.91		154.44		179.86		154.44
Allowance for loan losses to non-performing loans	179.86		242.55		212.87		214.27		154.66		179.86		154.66
Net charge-offs (recoveries) to average loans	(0.04)		0.05		0.17		0.04		0.06		0.06		0.07

Full-service customer facilities	24		25		25		25		20		24		20

(See footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

(1) Ratios are presented on an annualized basis, where appropriate.

(2) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

(3) Efficiency ratio, a non-GAAP measure, was calculated by dividing non-interest expense (excluding merger expense, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustments) by the total of net interest income (excluding net gains and losses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and non-interest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments).

(4) Calculated by dividing stockholders’ equity by shares outstanding.

(5) Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets (goodwill, net of deferred taxes). See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6) See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(7) Excludes performing non-accrual TDR loans.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands, except per share data)	2021	2021	2021	2020	2020	2021	2020
Interest and Dividend Income
Interest and fees on loans	$69,198	$67,999	$69,021	$66,120	$60,367	$206,218	$182,033
Interest and dividends on securities:
Interest	3,706	3,685	3,072	2,813	3,525	10,463	12,963
Dividends	7	7	8	8	9	22	35
Other interest income	42	51	36	30	13	129	325
Total interest and dividend income	72,953	71,742	72,137	68,971	63,914	216,832	195,356

Interest Expense
Deposits	4,705	5,539	6,105	6,470	7,093	16,349	35,842
Other interest expense	4,884	5,164	5,140	6,769	6,897	15,188	20,047
Total interest expense	9,589	10,703	11,245	13,239	13,990	31,537	55,889

Net Interest Income	63,364	61,039	60,892	55,732	49,924	185,295	139,467
(Benefit) provision for credit losses	(6,927)	(1,598)	2,820	3,862	2,470	(5,705)	19,267
Net Interest Income After (Benefit) Provision for Credit Losses	70,291	62,637	58,072	51,870	47,454	191,000	120,200

Non-interest Income (Loss)
Banking services fee income	865	1,233	2,725	1,442	1,316	4,823	3,058
Net gain (loss) on sale of securities	(10)	123	—	(610)	—	113	(91)
Net gain on sale of loans	131	127	31	6	—	289	42
Net gain on disposition of assets	—	—	621	—	—	621	—
Net gain (loss) from fair value adjustments	(2,289)	(6,548)	982	(4,129)	(2,225)	(7,855)	1,987
Federal Home Loan Bank of New York stock dividends	491	500	689	734	874	1,680	2,719
Life insurance proceeds	—	—	—	—	—	—	659
Bank owned life insurance	1,015	1,009	997	1,016	923	3,021	2,798
Other income	663	346	266	360	463	1,275	1,052
Total non-interest income (loss)	866	(3,210)	6,311	(1,181)	1,351	3,967	12,224

Non-interest Expense
Salaries and employee benefits	20,544	19,879	22,664	22,089	17,335	63,087	52,139
Occupancy and equipment	3,534	3,522	3,367	3,446	3,021	10,423	8,688
Professional services	1,899	1,988	2,400	2,463	2,064	6,287	6,911
FDIC deposit insurance	618	729	1,213	562	727	2,560	2,114
Data processing	1,759	1,419	2,109	3,411	1,668	5,287	5,175
Depreciation and amortization	1,627	1,638	1,639	1,579	1,542	4,904	4,633
Other real estate owned/foreclosure (recoveries) expense	182	22	(10)	95	240	194	121
Prepayment penalty on borrowings	—	—	—	7,834	—	—	—
Other operating expenses	6,182	4,814	4,777	5,332	3,388	15,773	11,339
Total non-interest expense	36,345	34,011	38,159	46,811	29,985	108,515	91,120

Income Before Income Taxes	34,812	25,416	26,224	3,878	18,820	86,452	41,304

Provision (benefit) for Income Taxes
Federal	6,410	4,857	5,071	533	3,359	16,338	8,655
State and local	2,989	1,301	2,114	(116)	1,130	6,404	1,436
Total taxes	9,399	6,158	7,185	417	4,489	22,742	10,091

Net Income	$25,413	$19,258	$19,039	$3,461	$14,331	$63,710	$31,213

Basic earnings per common share	$0.81	$0.61	$0.60	$0.11	$0.50	$2.02	$1.08
Diluted earnings per common share	$0.81	$0.61	$0.60	$0.11	$0.50	$2.02	$1.08
Dividends per common share	$0.21	$0.21	$0.21	$0.21	$0.21	$0.63	$0.63

Basic average shares	31,567	31,677	31,604	30,603	28,874	31,616	28,865
Diluted average shares	31,567	31,677	31,604	30,603	28,874	31,616	28,865

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2021	2021	2021	2020	2020
ASSETS
Cash and due from banks	$178,598	$145,971	$174,420	$157,388	$75,560
Securities held-to-maturity:
Mortgage-backed securities	7,899	7,904	7,909	7,914	7,919
Other securities	49,989	49,986	49,912	49,918	50,252
Securities available for sale:
Mortgage-backed securities	584,145	596,661	518,781	404,460	386,235
Other securities	212,654	224,784	242,440	243,514	234,721
Loans	6,630,354	6,718,806	6,745,316	6,704,674	5,941,398
Allowance for loan losses	(36,363)	(42,670)	(45,099)	(45,153)	(38,343)
Net loans	6,593,991	6,676,136	6,700,217	6,659,521	5,903,055
Interest and dividends receivable	40,912	43,803	44,941	44,041	36,068
Bank premises and equipment, net	24,018	26,438	27,498	28,179	25,766
Federal Home Loan Bank of New York stock	36,158	41,630	41,498	43,439	57,119
Bank owned life insurance	184,730	183,715	182,707	181,710	158,701
Goodwill	17,636	17,636	17,636	17,636	16,127
Core deposit intangibles	2,708	2,859	3,013	3,172	—
Right of use asset	50,155	51,972	53,802	50,743	42,326
Other assets	93,741	89,850	94,410	84,759	69,207
Total assets	$8,077,334	$8,159,345	$8,159,184	$7,976,394	$7,063,056

LIABILITIES
Deposits	$6,421,391	$6,298,790	$6,326,577	$6,090,733	$4,906,359
Mortgagors' escrow deposits	67,207	58,230	74,348	45,622	57,136
Borrowed funds	752,925	971,827	948,920	1,020,895	1,323,975
Operating lease liability	54,239	56,151	58,080	59,100	49,737
Other liabilities	113,476	119,180	112,058	141,047	139,443
Total liabilities	7,409,238	7,504,178	7,519,983	7,357,397	6,476,650

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	315
Additional paid-in capital	262,009	260,958	260,019	261,533	227,877
Treasury stock	(71,738)	(65,335)	(65,479)	(69,400)	(69,409)
Retained earnings	486,418	467,620	455,023	442,789	445,931
Accumulated other comprehensive loss, net of taxes	(8,934)	(8,417)	(10,703)	(16,266)	(18,308)
Total stockholders' equity	668,096	655,167	639,201	618,997	586,406

Total liabilities and stockholders' equity	$8,077,334	$8,159,345	$8,159,184	$7,976,394	$7,063,056

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	31,531
Outstanding shares	30,676	30,962	30,954	30,776	28,218
Treasury shares	3,412	3,126	3,133	3,312	3,312

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands)	2021	2021	2021	2020	2020	2021	2020
Interest-earning Assets:
Mortgage loans, net	$5,158,213	$5,130,400	$5,155,975	$5,010,097	$4,721,742	$5,148,204	$4,727,094
Other loans, net	1,475,088	1,556,488	1,544,501	1,365,419	1,182,309	1,525,105	1,154,764
Total loans, net	6,633,301	6,686,888	6,700,476	6,375,516	5,904,051	6,673,309	5,881,858
Taxable securities:
Mortgage-backed securities	590,732	578,134	433,917	413,875	413,902	534,836	462,216
Other securities	217,763	232,020	300,828	266,663	243,754	249,899	243,782
Total taxable securities	808,495	810,154	734,745	680,538	657,656	784,735	705,998
Tax-exempt securities:
Other securities	50,832	50,830	50,828	50,768	51,652	50,830	58,464
Total tax-exempt securities	50,832	50,830	50,828	50,768	51,652	50,830	58,464
Interest-earning deposits and federal funds sold	115,689	242,302	181,168	136,650	62,537	179,480	88,659
Total interest-earning assets	7,608,317	7,790,174	7,667,217	7,243,472	6,675,896	7,688,354	6,734,979
Other assets	464,601	473,379	480,497	461,935	407,132	472,767	396,871
Total assets	$8,072,918	$8,263,553	$8,147,714	$7,705,407	$7,083,028	$8,161,121	$7,131,850

Interest-bearing Liabilities:
Deposits:
Savings accounts	$153,120	$153,113	$170,079	$163,382	$160,100	$158,708	$180,829
NOW accounts	2,107,866	2,255,581	2,185,384	1,924,840	1,625,109	2,182,660	1,495,473
Money market accounts	2,107,473	2,043,257	1,905,543	1,507,245	1,461,996	2,019,497	1,579,712
Certificate of deposit accounts	1,037,964	1,043,985	1,102,641	1,113,293	1,106,355	1,061,293	1,186,188
Total due to depositors	5,406,423	5,495,936	5,363,647	4,708,760	4,353,560	5,422,158	4,442,202
Mortgagors' escrow accounts	68,562	91,545	65,372	75,005	55,868	75,171	69,427
Total interest-bearing deposits	5,474,985	5,587,481	5,429,019	4,783,765	4,409,428	5,497,329	4,511,629
Borrowings	835,874	945,410	1,048,852	1,385,809	1,322,471	942,599	1,353,416
Total interest-bearing liabilities	6,310,859	6,532,891	6,477,871	6,169,574	5,731,899	6,439,928	5,865,045
Non interest-bearing demand deposits	933,443	923,220	856,052	731,170	589,674	904,522	533,563
Other liabilities	169,328	162,752	194,144	195,200	184,943	175,317	163,044
Total liabilities	7,413,630	7,618,863	7,528,067	7,095,944	6,506,516	7,519,767	6,561,652
Equity	659,288	644,690	619,647	609,463	576,512	641,354	570,198
Total liabilities and equity	$8,072,918	$8,263,553	$8,147,714	$7,705,407	$7,083,028	$8,161,121	$7,131,850

Net interest-earning assets	$1,297,458	$1,257,283	$1,189,346	$1,073,898	$943,997	$1,248,426	$869,934

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the nine months ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
(Dollars in thousands)	2021		2021		2021		2020		2020		2021		2020
Interest Income:
Mortgage loans, net	$55,114		$52,987		$55,219		$53,777		$49,814		$163,320		$148,945
Other loans, net	14,084		15,012		13,802		12,343		10,553		42,898		33,088
Total loans, net	69,198		67,999		69,021		66,120		60,367		206,218		182,033
Taxable securities:
Mortgage-backed securities	2,279		2,233		1,698		1,435		1,928		6,210		7,295
Other securities	1,008		1,037		963		957		1,166		3,008		4,221
Total taxable securities	3,287		3,270		2,661		2,392		3,094		9,218		11,516
Tax-exempt securities:
Other securities	539		535		530		543		557		1,604		1,876
Total tax-exempt securities	539		535		530		543		557		1,604		1,876
Interest-earning deposits and federal funds sold	42		51		36		30		13		129		325
Total interest-earning assets	73,066		71,855		72,248		69,085		64,031		217,169		195,750
Interest Expense:
Deposits:
Savings accounts	$61		$66		$75		$75		$65		$202		$420
NOW accounts	1,227		1,499		1,706		1,320		1,242		4,432		7,989
Money market accounts	1,683		2,060		2,100		2,010		2,108		5,843		12,358
Certificate of deposit accounts	1,734		1,913		2,222		3,065		3,700		5,869		15,031
Total due to depositors	4,705		5,538		6,103		6,470		7,115		16,346		35,798
Mortgagors' escrow accounts	—		1		2		—		(22)		3		44
Total interest-bearing deposits	4,705		5,539		6,105		6,470		7,093		16,349		35,842
Borrowings	4,884		5,164		5,140		6,769		6,897		15,188		20,047
Total interest-bearing liabilities	9,589		10,703		11,245		13,239		13,990		31,537		55,889
Net interest income- tax equivalent	$63,477		$61,152		$61,003		$55,846		$50,041		$185,632		$139,861
Included in net interest income above:
Prepayment penalties received on loans and securities and net of reversals and recovered interest from non-accrual loans	$2,136		$2,046		$948		$1,093		$1,518		$5,130		$3,483
Net gains/(losses) from fair value adjustments on qualifying hedges included in loan interest income	194		(664)		1,427		1,023		230		957		(2,208)
Purchase accounting adjustments	1,100		565		922		11		—		2,587		—
Interest-earning Assets Yields:
Mortgage loans, net	4.27%		4.13%		4.28%		4.29%		4.22%		4.23%		4.20%
Other loans, net	3.82		3.86		3.57		3.62		3.57		3.75		3.82
Total loans, net	4.17		4.07		4.12		4.15		4.09		4.12		4.13
Taxable securities:
Mortgage-backed securities	1.54		1.54		1.57		1.39		1.86		1.55		2.10
Other securities	1.85		1.79		1.28		1.44		1.91		1.60		2.31
Total taxable securities	1.63		1.61		1.45		1.41		1.88		1.57		2.17
Tax-exempt securities: (1)
Other securities	4.24		4.21		4.17		4.28		4.31		4.21		4.28
Total tax-exempt securities	4.24		4.21		4.17		4.28		4.31		4.21		4.28
Interest-earning deposits and federal funds sold	0.15		0.08		0.08		0.09		0.08		0.10		0.49
Total interest-earning assets	3.84%		3.69%		3.77%		3.82%		3.84%		3.77%		3.88%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.16%		0.17%		0.18%		0.18%		0.16%		0.17%		0.31%
NOW accounts	0.23		0.27		0.31		0.27		0.31		0.27		0.71
Money market accounts	0.32		0.40		0.44		0.53		0.58		0.39		1.04
Certificate of deposit accounts	0.67		0.73		0.81		1.10		1.34		0.74		1.69
Total due to depositors	0.35		0.40		0.46		0.55		0.65		0.40		1.07
Mortgagors' escrow accounts	—		—		0.01		—		(0.16)		0.01		0.08
Total interest-bearing deposits	0.34		0.40		0.45		0.54		0.64		0.40		1.06
Borrowings	2.34		2.18		1.96		1.95		2.09		2.15		1.97
Total interest-bearing liabilities	0.61%		0.66%		0.69%		0.86%		0.98%		0.65%		1.27%

Net interest rate spread (tax equivalent)	3.23%		3.03%		3.08%		2.96%		2.86%		3.12%		2.61%
Net interest margin (tax equivalent)	3.34%		3.14%		3.18%		3.08%		3.00%		3.22%		2.77%
Ratio of interest-earning assets to interest-bearing liabilities	1.21	X	1.19	X	1.18	X	1.17	X	1.16	X	1.19	X	1.15	X

(1) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						September 2021 vs.	September 2021 vs.
	September 30,	June 30,	March 31,	December 31,	September 30,	June 2021	September 2020
(Dollars in thousands)	2021	2021	2021	2020	2020	% Change	% Change
Non-interest bearing	$941,259	$945,491	$917,189	$778,672	$607,954	(0.4)%	54.8%
Interest bearing:
Certificate of deposit accounts	1,040,098	1,020,615	1,070,595	1,138,361	1,051,644	1.9	(1.1)
Savings accounts	152,306	152,931	170,272	168,183	160,294	(0.4)	(5.0)
Money market accounts	2,152,085	2,057,188	1,990,656	1,682,345	1,381,552	4.6	55.8
NOW accounts	2,135,643	2,122,565	2,177,865	2,323,172	1,704,915	0.6	25.3
Total interest-bearing deposits	5,480,132	5,353,299	5,409,388	5,312,061	4,298,405	2.4	27.5
Total deposits	$6,421,391	$6,298,790	$6,326,577	$6,090,733	$4,906,359	1.9%	30.9%

Loan Composition

						September 2021 vs.	September 2021 vs.
	September 30,	June 30,	March 31,	December 31,	September 30,	June 2021	September 2020
(Dollars in thousands)	2021	2021	2021	2020	2020	% Change	% Change
Multifamily residential	$2,498,980	$2,542,010	$2,525,967	$2,533,952	$2,252,757	(1.7)%	10.9%
Commercial real estate	1,745,855	1,726,895	1,721,702	1,754,754	1,636,659	1.1	6.7
One-to-four family ― mixed-use property	579,100	582,211	595,431	602,981	585,159	(0.5)	(1.0)
One-to-four family ― residential	280,343	288,652	239,391	245,211	191,011	(2.9)	46.8
Co-operative apartments	7,804	7,883	7,965	8,051	8,132	(1.0)	(4.0)
Construction	71,464	62,802	61,528	83,322	63,567	13.8	12.4
Mortgage Loans	5,183,546	5,210,453	5,151,984	5,228,271	4,737,285	(0.5)	9.4

Small Business Administration (1)	148,855	215,158	267,120	167,376	124,649	(30.8)	19.4
Taxi medallion	—	—	—	2,757	2,317	—	(100.0)
Commercial business and other	1,294,688	1,291,526	1,326,657	1,303,225	1,063,429	0.2	21.7
Non-mortgage loans	1,443,543	1,506,684	1,593,777	1,473,358	1,190,395	(4.2)	21.3

Net unamortized premiums and unearned loan fees (2)	3,265	1,669	(445)	3,045	13,718	95.6	(76.2)
Allowance for loan losses	(36,363)	(42,670)	(45,099)	(45,153)	(38,343)	(14.8)	(5.2)
Net loans	$6,593,991	$6,676,136	$6,700,217	$6,659,521	$5,903,055	(1.2)%	11.7%

(1) Includes $130.8 million, $197.3 million, $251.0 million, $151.9 million and $111.6 million of PPP loans at September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, and September 30, 2020, respectively.

(2) Includes $8.6 million, $9.7 million, $10.5 million, and $11.3 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands)	2021	2021	2021	2020	2020	2021	2020
Multifamily residential	$41,850	$66,913	$58,553	$52,024	$33,733	$167,316	$160,705
Commercial real estate	48,447	37,963	17,156	57,634	26,644	103,566	134,218
One-to-four family – mixed-use property	12,823	7,135	8,712	9,692	3,867	28,670	25,439
One-to-four family – residential	2,761	59,494	3,131	8,422	2,296	65,386	13,383
Co-operative apartments	—	—	—	—	—	—	704
Construction	8,687	5,281	7,123	6,869	5,420	21,091	14,990
Mortgage Loans	114,568	176,786	94,675	134,641	71,960	386,029	349,439

Small Business Administration (1)	415	17,585	125,093	598	18,456	143,093	111,754
Commercial business and other	128,946	130,036	103,118	180,787	65,160	362,100	226,895
Non-mortgage Loans	129,361	147,621	228,211	181,385	83,616	505,193	338,649

Total Closings	$243,929	$324,407	$322,886	$316,026	$155,576	$891,222	$688,088

(1) Includes $15.5 million, $123.2 million and $18.4 million of PPP closings for the three months ended June 30, 2021, March 31, 2021, and September 30, 2020, respectively.

Weighted Average Rate on Loan Closings

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Loan type	2021	2021	2021	2020	2020
Mortgage loans	3.80%	3.53%	3.47%	3.47%	3.56%
Non-mortgage loans	3.49	3.23	2.26	3.37	2.81
Total loans	3.64%	3.39%	2.62%	3.41%	3.16%

Excluding PPP loans	3.64%	3.51%	3.62%	3.41%	3.45%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Loan Losses

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2021	2021	2021	2020	2020	2021	2020
Allowance for loan losses
Beginning balances	$42,670	$45,099	$45,153	$38,343	$36,710	45,153	21,751
Adoption of Current Expected Credit Losses	—	—	—	—	—	—	379

Net loan charge-off (recoveries):
Multifamily residential	—	—	33	(11)	(14)	$33	$(27)
Commercial real estate	—	—	64	—	—	64	—
One-to-four family – mixed-use property	(123)	3	19	—	(60)	(101)	(135)
One-to-four family – residential	(147)	(2)	(5)	(2)	(2)	(154)	(10)
Small Business Administration	(8)	(9)	(10)	(3)	(47)	(27)	111
Taxi medallion	(1,235)	(222)	2,758	124	951	1,301	951
Commercial business and other	894	1,132	6	538	9	2,032	2,103
Total	(619)	902	2,865	646	837	3,148	2,993

(Benefit) provision for loan losses	(6,926)	(1,527)	2,811	3,357	2,470	(5,642)	19,206
Allowance recorded at the time of Acquisition	—	—	—	4,099	—	—	—

Ending balance	$36,363	$42,670	$45,099	$45,153	$38,343	$36,363	$38,343

Gross charge-offs	$1,019	$1,186	$2,922	$752	$964	$5,127	$3,253
Gross recoveries	1,638	284	57	106	127	1,979	260

Allowance for loan losses to gross loans	0.55%	0.64%	0.67%	0.67%	0.65%	0.55%	0.65%
Net loan charge-offs (recoveries) to average loans	(0.04)	0.05	0.17	0.04	0.06	0.06	0.07

Non-Performing Assets

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2021	2021	2021	2020	2020
Loans 90 Days Or More Past Due and Still Accruing:
Multifamily residential	$—	$201	$201	$201	$—
Commercial real estate	—	—	—	2,547	—
Construction	873	—	2,381	—	—
Commercial business and other	1,052	—	—	—	—
Total	1,925	201	2,582	2,748	—

Non-accrual Loans:
Multifamily residential	4,192	4,669	4,338	2,524	2,661
Commercial real estate	613	8	8	1,683	2,657
One-to-four family - mixed-use property (1)	2,204	2,309	2,355	1,366	1,366
One-to-four family - residential	7,807	6,940	7,335	5,854	6,454
Small Business Administration	976	976	1,151	1,151	1,151
Taxi medallion(1)	—	—	—	2,317	2,218
Commercial business and other(1)	2,500	2,489	3,417	3,430	8,285
Total	18,292	17,391	18,604	18,325	24,792

Total Non-performing Loans (NPLs)	20,217	17,592	21,186	21,073	24,792

Other Non-performing Assets:
Other asset acquired through foreclosure	—	—	35	35	35
Total	—	—	35	35	35

Total Non-performing Assets	$20,217	$17,592	$21,221	$21,108	$24,827

Non-performing Assets to Total Assets	0.25%	0.22%	0.26%	0.26%	0.35%
Allowance For Loan Losses to NPLs	179.9%	242.6%	212.9%	214.3%	154.7%

(1) Not included in the above analysis are non-accrual performing TDR one-to-four family mixed use property loans totaling $0.3 million each in 3Q21, 2Q21, 1Q21, 4Q20, and 3Q20; non-accrual performing TDR taxi medallion loans totaling $0.4 million in 4Q20 and $0.1 million in 3Q20, and non-accrual performing TDR commercial business loans totaling $2.2 million each in 2Q21, 1Q21, and 4Q20, and $1.0 million in 3Q20.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to swaps designated to protect against rising rates and borrowing carried at fair value under the fair value option. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate. In a declining interest rate environment, the movement in the curve exaggerates our mark-to-market loss position. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Base Net Interest Income FTE, Base Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Base Interest Income and Yield on Total Loans, Core Non-interest Income, Core Non-interest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and non-interest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended					For the nine months ended
(Dollars in thousands,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
except per share data)	2021	2021	2021	2020	2020	2021	2020

GAAP income before income taxes	$34,812	$25,416	$26,224	$3,878	$18,820	$86,452	$41,304

Day 1, Provision for Credit Losses - Empire transaction (Provision for credit losses)	—	—	—	1,818	—	—	—
Net (gain) loss from fair value adjustments (Non-interest income (loss))	2,289	6,548	(982)	4,129	2,225	7,855	(1,987)
Net (gain) loss on sale of securities (Non-interest income (loss))	10	(123)	—	610	—	(113)	91
Life insurance proceeds (Non-interest income (loss))	—	—	—	—	—	—	(659)
Net gain on disposition of assets (Non-interest income (loss))	—	—	(621)	—	—	(621)	—
Net (gain) loss from fair value adjustments on qualifying hedges (Interest and fees on loans)	(194)	664	(1,427)	(1,023)	(230)	(957)	2,208
Prepayment penalty on borrowings (Non-interest expense)	—	—	—	7,834	—	—	—
Net amortization of purchase accounting adjustments (Various)	(958)	(418)	(789)	80	—	(2,165)	—
Merger (benefit) expense (Various)	2,096	(490)	973	5,349	422	2,579	1,545

Core income before taxes	38,055	31,597	23,378	22,675	21,237	93,030	42,502

Provision for income taxes for core income	10,226	8,603	6,405	4,891	5,069	25,234	10,537

Core net income	$27,829	$22,994	$16,973	$17,784	$16,168	$67,796	$31,965

GAAP diluted earnings per common share	$0.81	$0.61	$0.60	$0.11	$0.50	$2.02	$1.08
Day 1, Provision for Credit Losses - Empire transaction, net of tax	—	—	—	0.05	—	—	—
Net (gain) loss from fair value adjustments, net of tax	0.05	0.15	(0.02)	0.11	0.06	0.18	(0.05)
Net loss on sale of securities, net of tax	—	—	—	0.02	—	—	—
Life insurance proceeds	—	—	—	—	—	—	(0.02)
Net gain on disposition of assets, net of tax	—	—	(0.01)	—	—	(0.01)	—
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	—	0.02	(0.03)	(0.03)	(0.01)	(0.02)	0.06
Prepayment penalty on borrowings, net of tax	—	—	—	0.20	—	—	—
Net amortization of purchase accounting adjustments, net of tax	(0.02)	(0.01)	(0.02)	—	—	(0.05)	—
Merger (benefit) expense, net of tax	0.05	(0.01)	0.02	0.14	0.01	0.06	0.04
NYS tax change	—	(0.02)	—	—	—	(0.02)	—

Core diluted earnings per common share(1)	$0.88	$0.73	$0.54	$0.58	$0.56	$2.14	$1.11

Core net income, as calculated above	$27,829	$22,994	$16,973	$17,784	$16,168	$67,796	$31,965
Average assets	8,072,918	8,263,553	8,147,714	7,705,407	7,083,028	8,161,121	7,131,850
Average equity	659,288	644,690	619,647	609,463	576,512	641,354	570,198
Core return on average assets(2)	1.38%	1.11%	0.83%	0.92%	0.91%	1.11%	0.60%
Core return on average equity(2)	16.88%	14.27%	10.96%	11.67%	11.22%	14.09%	7.47%

(1) Core diluted earnings per common share may not foot due to rounding.

(2) Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2021	2021	2021	2020	2020	2021	2020

GAAP Net interest income	$63,364	$61,039	$60,892	$55,732	$49,924	$185,295	$139,467
Net (gain) loss from fair value adjustments on qualifying hedges	(194)	664	(1,427)	(1,023)	(230)	(957)	2,208
Net amortization of purchase accounting adjustments	(1,100)	(565)	(922)	(11)	—	(2,587)	—
Core Net interest income	$62,070	$61,138	$58,543	$54,698	$49,694	$181,751	$141,675

GAAP Non-interest income (loss)	$866	$(3,210)	$6,311	$(1,181)	$1,351	$3,967	$12,224
Net (gain) loss from fair value adjustments	2,289	6,548	(982)	4,129	2,225	7,855	(1,987)
Net loss on sale of securities	10	(123)	—	610	—	(113)	91
Life insurance proceeds	—	—	—	—	—	—	(659)
Net gain on sale of assets	—	—	(621)	—	—	(621)	—
Core Non-interest income	$3,165	$3,215	$4,708	$3,558	$3,576	$11,088	$9,669

GAAP Non-interest expense	$36,345	$34,011	$38,159	$46,811	$29,985	$108,515	$91,120
Prepayment penalty on borrowings	—	—	—	(7,834)	—	—	—
Net amortization of purchase accounting adjustments	(142)	(147)	(133)	(91)	—	(422)	—
Merger (benefit) expense	(2,096)	490	(973)	(5,349)	(422)	(2,579)	(1,545)
Core Non-interest expense	$34,107	$34,354	$37,053	$33,537	$29,563	$105,514	$89,575

Net interest income	$63,364	$61,039	$60,892	$55,732	$49,924	$185,295	$139,467
Non-interest income (loss)	866	(3,210)	6,311	(1,181)	1,351	3,967	12,224
Non-interest expense	(36,345)	(34,011)	(38,159)	(46,811)	(29,985)	(108,515)	(91,120)
Pre-provision pre-tax net revenue	$27,885	$23,818	$29,044	$7,740	$21,290	$80,747	$60,571

Core:
Net interest income	$62,070	$61,138	$58,543	$54,698	$49,694	$181,751	$141,675
Non-interest income	3,165	3,215	4,708	3,558	3,576	11,088	9,669
Non-interest expense	(34,107)	(34,354)	(37,053)	(33,537)	(29,563)	(105,514)	(89,575)
Pre-provision pre-tax net revenue	$31,128	$29,999	$26,198	$24,719	$23,707	$87,325	$61,769
Efficiency Ratio	52.3%	53.4%	58.6%	57.6%	55.4%	54.7%	59.1%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE and BASE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2021	2021	2021	2020	2020	2021	2020
GAAP net interest income	$63,364	$61,039	$60,892	$55,732	$49,924	$185,295	$139,467
Net (gain) loss from fair value adjustments on qualifying hedges	(194)	664	(1,427)	(1,023)	(230)	(957)	2,208
Net amortization of purchase accounting adjustments	(1,100)	(565)	(922)	(11)	—	(2,587)	—
Tax equivalent adjustment	113	113	111	114	117	337	394
Core net interest income FTE	$62,183	$61,251	$58,654	$54,812	$49,811	$182,088	$142,069
Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from non-accrual loans	(2,136)	(2,046)	(948)	(1,093)	(1,518)	(5,130)	(3,483)
Base net interest income FTE	$60,047	$59,205	$57,706	$53,719	$48,293	$176,958	$138,586

Total average interest-earning assets (1)	$7,616,332	$7,799,176	$7,676,833	$7,245,147	$6,675,896	$7,697,229	$6,734,979
Core net interest margin FTE	3.27%	3.14%	3.06%	3.03%	2.98%	3.15%	2.81%
Base net interest margin FTE	3.15%	3.04%	3.01%	2.97%	2.89%	3.07%	2.74%

GAAP interest income on total loans, net	$69,198	$67,999	$69,021	$66,120	$60,367	$206,218	$182,033
Net (gain) loss from fair value adjustments on qualifying hedges	(194)	664	(1,427)	(1,023)	(230)	(957)	2,208
Net amortization of purchase accounting adjustments	(1,126)	(624)	(728)	(356)	—	(2,478)	—
Core interest income on total loans, net	$67,878	$68,039	$66,866	$64,741	$60,137	$202,783	$184,241
Prepayment penalties received on loans, net of reversals and recoveries of interest from non-accrual loans	(2,135)	(2,046)	(947)	(1,093)	(1,443)	(5,128)	(3,408)
Base interest income on total loans, net	$65,743	$65,993	$65,919	$63,648	$58,694	$197,655	$180,833

Average total loans, net (1)	$6,642,434	$6,697,103	$6,711,446	$6,379,429	$5,904,051	$6,683,412	$5,881,858
Core yield on total loans	4.09%	4.06%	3.99%	4.06%	4.07%	4.05%	4.18%
Base yield on total loans	3.96%	3.94%	3.93%	3.99%	3.98%	3.94%	4.10%

(1) Excludes purchase accounting average balances for three months ended September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2021	2021	2021	2020	2020
Total Equity	$668,096	$655,167	$639,201	$618,997	$586,406
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(16,127)
Core deposit Intangibles	(2,708)	(2,859)	(3,013)	(3,172)	—
Intangible deferred tax liabilities	287	287	287	287	292
Tangible Stockholders' Common Equity	$648,039	$634,959	$618,839	$598,476	$570,571

Total Assets	$8,077,334	$8,159,345	$8,159,184	$7,976,394	$7,063,056
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(16,127)
Core deposit Intangibles	(2,708)	(2,859)	(3,013)	(3,172)	—
Intangible deferred tax liabilities	287	287	287	287	292
Tangible Assets	$8,057,277	$8,139,137	$8,138,822	$7,955,873	$7,047,221

Tangible Stockholders' Common Equity to Tangible Assets	8.04%	7.80%	7.60%	7.52%	8.10%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019